SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                          -----------------------


                                 FORM 8-K

                              Current Report

  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  August 4, 1997



                        MBLA FINANCIAL CORPORATION
          (Exact Name of Registrant as specified in its Charter)


  Delaware                        0-21482                 43-1637679
(State or other Jurisdiction    (SEC File No.)         (IRS Employer or
 of Incorporation)                                      Identification No.)



  101 Vine Street, Macon, Missouri                           63552
(Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number, including area code:  (816) 385-2122


                              NOT APPLICABLE
       (Former name or former address, if changed since last Report)





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                        MBLA FINANCIAL CORPORATION
                   INFORMATION TO BE INCLUDED IN REPORT



Item 5.   Other Information

          On August 4, 1997, the Registrant issued the press release attached hereto as Exhibit 21 and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

          Exhibit 21 -- Press Release dated August 4, 1997.









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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                   MBLA FINANCIAL CORPORATION
                                         (Registrant)


                                   By:/s/JOHN T. NEER
                                      ----------------
                                      John T. Neer
                                      President and Chief Executive Officer




Dated: August 4, 1997











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FOR IMMEDIATE RELEASE

For additional information, contact:              Clyde D. Smith
                                                  Chief Financial Officer
                                                  MBLA Financial Corporation
                                                  Telephone (816) 385-2122


                        MBLA FINANCIAL CORPORATION
                      REPORTS FOURTH QUARTER EARNINGS
                      FOR PERIOD ENDED JUNE 30, 1997

Macon, Missouri, August 4, 1997 -- MBLA Financial Corporation, the holding company of Macon Building and Loan Association, today announced net income of $442,000 for the fourth quarter ended June 30, 1997 as compared to $384,000 for the comparable quarter ended June 30, 1996, an increase of $58,000 or 15.1%. Earnings per share were 32 cents per share for the quarter ended June 30, 1997 as compared to 26 cents per share for the quarter ended June 30, 1996.

Net income for the twelve months ended June 30, 1997 was $1,441,000 as compared to $1,393,000 for the twelve months ended June 30, 1996, an increase of $48,000 or 3.4%. Earnings per share were $1.04 per share for the twelve months ended June 30, 1997 as compared to 97 cents per share for the twelve months ended June 30, 1996.

MBLA Financial Corporation consolidated assets on June 30, 1997 were $234.8 million as compared to $201 million at June 30, 1996. Stockholders' equity of the company was $28.5 million at June 30, 1997 as compared to $28.1 million at June 30, 1996. Stockholders' equity represents 12.1% of assets. For the twelve months ended June 30, 1997, MBLA Financial Corporation repurchased 66,699 shares of its common stock. The Company is in the process of completing a stock repurchase program, as announced in November 1996, which authorized a buy-back of up to 15% of outstanding stock.

During the fourth quarter, MBLA Financial Corporation shares traded between $19.88 and $25.25. The stock of MBLA Financial Corporation is traded on the NASDAQ National Market System under the symbol "MBLF".



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